Exhibit 99.B19

                               Powers of Attorney
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                                POWER OF ATTORNEY

We, the undersigned hereby severally constitute and appoint Newton B. Schott, Jr., Robert A. Prindiville, John O. Leasure, Douglass N. Ellis, Jr., Esq., and Joseph B. Kittredge, Jr., Esq. and each of them singly, his true and lawful attorneys, with full power to them and each of them, to sign for US, and in our name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statements of Thomson McKinnon Investment Trust on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them lawfully do or cause to be done by virtue hereof.


Name:                    Capacity                              Date

Robert A. Prindiville    Trustee and President                 December 10, 1987
Newton B. Schott, Jr.    Trustee, Vice President and Clerk     December 10, 1987
Michael S. Shapiro       Treasurer                             December 10, 1987
J. Ronald Morgan         Chairman of the Trustees              December 10, 1987
Philip M. Fahey          Trustee                               December 10, 1987
E. Phillip Cannon        Trustee                               December 10, 1987
Gary L. Light            Trustee                               December 10, 1987
William G. Christensen   Trustee                               December 10, 1987
Joel Segall              Trustee                               December 10, 1987
Timothy S. Healy, S.J.   Trustee                               December 10, 1987
Emmet Cashin, Jr.        Trustee                               December 10, 1987
Donald P. Carter         Trustee                               December 10, 1987


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                                POWER OF ATTORNEY

I, the undersigned Trustee of Thomson Fund Group (the "Trust"), hereby severally constitute and appoint Irwin F. Smith, Robert A. Prindiville, Newton B. Schott, Jr. and Douglass N. Ellis, Jr., and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them lawfully do or cause to be done by virtue thereof.

         WITNESS my hand and common seal on the date set forth below.

Signature:                                      Capacity      Date

Signed:  W. Bryant Stooks                       Trustee       November 8, 1993

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                                POWER OF ATTORNEY

I, the undersigned Trustee of Thomson Fund Group (the "Trust"), hereby severally constitute and appoint Irwin F. Smith, Robert A. Prindiville, Newton B. Schott, Jr. and Douglass N. Ellis, Jr., and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them lawfully do or cause to be done by virtue thereof.

         WITNESS my hand and common seal on the date set forth below.

Signature:                                      Capacity      Date

Signed:  Gary A. Childress                      Trustee       November 8, 1993

                                POWER OF ATTORNEY

I, the undersigned Trustee of Thomson Fund Group (the "Trust"), hereby severally constitute and appoint Irwin F. Smith, Robert A. Prindiville, Newton B. Schott, Jr. and Douglass N. Ellis, Jr., and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them lawfully do or cause to be done by virtue thereof.

         WITNESS my hand and common seal on the date set forth below.

Signature:                                      Capacity      Date

Signed:  Gerald M. Thorne                       Trustee       November 8, 1993

                                POWER OF ATTORNEY


I, the undersigned Trustee of Thomson Fund Group (the "Trust") hereby severally constitute and appoint Robert A. Prindiville, Newton B. Schott, Jr. and Douglass
N. Ellis, Jr., and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them lawfully do or cause to be done by virtue thereof.

         WITNESS my hand and common seal on the date set forth below.

Signature:                                  Capacity          Date

Signed:  William D. Cvengros                Trustee           October 27, 1994